SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2003

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                                COST-U-LESS, INC.
             (Exact name of registrant as specified in its charter)

          WASHINGTON                      0-24543                 91-1615590
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
 incorporation or organization)                              Identification No.)

                             8160 - 304th Avenue SE
                               Building 3, Suite A
                            Preston, Washington 98050

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (425) 222-5022

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Item 5. Other Events.

      On April 10, 2003, Cost-U-Less, Inc. (the "Company") announced that it has established a $6 million working capital line of credit with Wells Fargo Business Credit, Inc. ("Wells Fargo"), a subsidiary of Wells Fargo & Co. Pursuant to the Credit and Security Agreement, dated April 9, 2003 (the "Agreement"), by and between the Company, its subsidiaries CULGUAM, Inc., CULNEV, Inc., CULUSVI, Inc., and Wells Fargo, Wells Fargo will make advances from time to time in the amounts requested by the Company up to an amount equal to the difference of the borrowing base and the sum of (i) the outstanding principal balance of the note and (ii) the amount of outstanding letters of credit. The borrowing base is equal to the lesser of (a) $6,000,000 or (b) the sum of 70% of eligible inventory in the United States, plus 60% of eligible inventory in the U.S. Virgin Islands and Guam, less specified reserves. Wells Fargo will issue letters of credit under the terms of the Agreement. The proceeds of the line of credit shall be used for working capital purposes. The outstanding principal balance of the notes under the Agreement will bear interest at an annual rate equal to the sum of the rate of interest publicly announced from time to time by Wells Fargo Bank National Association at its principal office in San Francisco as its "prime rate" plus one and one half percent (1.50%). A fee of 0.25% will be charged on the unused portion of the line of credit. Pursuant to the Agreement, the Company is bound by certain financial covenants. The Agreement terminates on the earlier of the acceleration of the obligations for any reason under the terms of the Agreement, or April 9, 2006, and will replace the Company's existing line of credit facility with Bank of America.

      The foregoing summary of the agreement is qualified in its entirety by reference to the complete text of the Credit and Security Agreement, which is attached hereto as Exhibit 10.1. A copy of the Company's press release announcing the replacement credit facility is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

         Exhibit No.      Description
         -----------      ------------------------------------------------------

            10.1 Credit and Security Agreement, dated April 9, 2003, by and between Cost-U-Less, Inc., CULGUAM, Inc., CULNEV, Inc., CULUSVI, Inc., and Wells Fargo Business Credit, Inc.

            99.1          Press release of Cost-U-Less, Inc. dated April 10,
                          2003


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Cost-U-Less, Inc.


April 10, 2003                                 By: /s/ J. Jeffrey Meder
                                                   -----------------------------
                                                   J. Jeffrey Meder, President


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                                  EXHIBIT INDEX

         Exhibit No.      Description
         -----------      ------------------------------------------------------

            10.1 Credit and Security Agreement, dated April 9, 2003, by and between Cost-U-Less, Inc., CULGUAM, Inc., CULNEV, Inc., CULUSVI, Inc., and Wells Fargo Business Credit, Inc.

            99.1          Press release of Cost-U-Less, Inc. dated April 10,
                          2003